UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                NOVEMBER 1, 2004


                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         1-16417                          74-2956831
(State or other               (Commission File Number)             (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

            One Valero Way
          San Antonio, Texas                                     78249
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (210) 345-2000

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2004, Valero L.P., a Delaware limited partnership, issued a press release announcing financial results for the quarter ended September 30, 2004.
A copy of the press release announcing the financial results is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
2.02 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

NON-GAAP FINANCIAL MEASURES

The press release announcing the earnings discloses certain financial measures, EBITDA and distributable cash flow, that are non-GAAP financial measures as defined under SEC rules. The press release furnishes a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Press Release dated November 1, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALERO L.P.


                                        By: Riverwalk Logistics, L.P.
                                            Valero L.P.'s general partner


                                            By: Valero GP, LLC
                                                Riverwalk Logistics, L.P.'s
                                                general partner


Date: November 1, 2004                          By:/s/Bradley C. Barron
                                                   -----------------------------
                                                   Name:  Bradley C. Barron
                                                   Title: Corporate Secretary